Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 2

2. AMENDMENT/MODIFICATION NO. 029	3. EFFECTIVE DATE 11/24/2014	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE: 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify Clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	D.

OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) This modification is applicable to Operating Period 15 (Peak).

1. FedEx will accept up to a total of [*] cubic feet per day in the form of Ad Hoc Trucks and/or charter flights on the Day Network at the Memphis Hub.

FedEx must approve any additional charters or rerouting of a scheduled charter flight in advance. All Domestic Charter flights must arrive by 10:00 AM daily at the Memphis Hub.

2. Ad hoc trucks accepted by FedEx will be paid at 3,000 cubic feet per truck.

3. In return for taking ad hoc trucks the Postal Service will grant a waiver of any reductions in payment for delivery performance and missing scans.

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian McKain

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 12-8-2014	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 12/10/14

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 2 2

CONTRACT/ORDER NO. ACN-13-FX/029	AWARD/ EFFECTIVE DATE 11/24/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4. For the period of December 1, 2014 through December 24, 2014, MEM will serve as co-terminus for all mail destinating to LAX.

5. FedEx is to supply Unit Load Device (ULD) containers or pallets and nets for charter operations during the Peak Season 2014, per the attached, “Peak 2014 (FY15) Charter ULD Agreement.” FedEx will have the ULD containers or pallets and nets in place for operations effective November 24, 2014, through December 28, 2014. Payment for the use of the FedEx ULD containers will be based on agreed upon terms outlined in the attached “Peak 2014 (FY15) Charter ULD Agreement.” Payment will be made through the reconciliation process.

6. In order to balance the ULD’s needed each day, FedEx will load the LAX outbound mail from Memphis on the charter flight first and then load the remaining Postal containers on the scheduled FedEx Flights.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 10/27/2014 to 09/30/2020

Peak 2014 (FY15) Charter ULD Agreement

	Nov Week 5, Nov 24 to 30		Dec Week 1, Dec 1 to 7		Dec Week 2, Dec 8 to 14		Dec Week 3, Dec 15 to 21		Dec Week 4, Dec 22 to 28
Charters	AMJ	LD3	AMJ	LD3	AMJ	LD3	AMJ	LD3	AMJ	LD3
LAX			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total ULDs by Week	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total AMJs for the Period	[*]
Total LD3s for the Period	[*]

ULD Charges for Period
ULD Type	AMJ	LD3
Amount of containers	[*]	[*]
Charge per ULD	[*]	[*]
Total Charges Per ULD type	[*]	[*]
Total Charges			[*]

Assumptions:

1. [*]

2. [*]

3. [*]

4. HNL ops from Nov. 30th through Dec. 23rd. ANC ops from Dec. 3rd through Dec. 21st. SJU ops from Nov. 30th to Dec. 23rd. LAX ops from December 2nd through December 23rd

5. ULDs are provided the day prior to the start of the first operation and are returned to FedEx the day after the last operation.

The day prior and after operations are included in the rental agreement.

6. The total amount of ULDs charged is based on the 3 offshore locations and LAX, 2 ULD sets per operational leg and length of operational periods as outlined above.

7. The amounts charged per container type are AMJ - [*] and LD3s - [*] based on current IATA rates.

8. The LAX 747 charter in weeks 3 and 4 may have different combinations of ULDs based on availability at the time of operation:

Uppers: AMJ, AAD, pallet, or a combination. Bellies: LD3, pallet, or a combination. The uppers ULD charge is [*] and the bellies ULD charge is [*] per position for whatever combination of ULDs available for weeks 3 and 4.

9. No contingency dates were provided, but additional charges are due for dates prior to or after the schedule dates listed in item 4

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.